UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June l1, 2007
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)
2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements
     On June 11, 2007, IntercontinentalExchange, Inc., a Delaware corporation (“ICE”), entered into an Amendment to Agreement (the “Amendment”) by and between ICE and Chicago Board Options Exchange, Incorporated, a Delaware corporation (“CBOE”) to enhance the original Agreement, which was entered into on May 30, 2007 (the “Agreement”). The Agreement, as well as the Amendment, were entered into by ICE in connection with ICE’s proposal to merge with CBOT Holdings, Inc, a Delaware corporation (“CBOT Holdings”) and the parent of the Board of Trade of the City of Chicago, Inc., a Delaware corporation (“CBOT Exchange”). In contemplation of a consummated merger between ICE and CBOT Holdings, the Agreement, as amended by the Amendment, provides, in a transaction that is ancillary to the proposed merger of ICE and CBOT Holdings, for payments to full members of CBOT Exchange who hold exercise rights in CBOE (“CBOE Exercise Rights”) and possess the required interests (each such full member a “CBOT Eligible Full Member”) a minimum of $500,000 in value for each CBOE Exercise Right for the loss of the CBOE Exercise Rights.
     The Amendment was entered into to allow the total consideration of $665.5 million, which is payable to the CBOT Eligible Full Members jointly by ICE and CBOE, to be divided by the number of CBOT Eligible Full Members possessing the required interests, as defined below, on the record date established by CBOT Holdings with respect to the stockholder meeting of CBOT Holdings held for the purpose of voting on the ICE/CBOT Holdings merger. Accordingly, each CBOE Exercise Right will be valued at a minimum of $500,000 per CBOT Eligible Full Member, with the final value of each right being determined by the number of CBOT Eligible Full Members assembled. If fewer than 1,331 CBOT Eligible Full Members are assembled, the value of each would be greater than $500,000.
     The Amendment also provides CBOT Eligible Full Members greater flexibility to elect the form of consideration they prefer among debt securities convertible into the stock of CBOE following its demutualization or other conversion event, cash, and debt securities convertible into stock of the newly combined ICE/CBOT. CBOT Eligible Full Members can elect 1) all debt securities convertible into the stock of CBOE following its demutualization or other conversion event, 2) all cash, or 3) all debt securities convertible into stock of the newly combined ICE/CBOT. These choices are subject to a maximum of $332.75 million in aggregate value of debt securities convertible into stock of the newly combined ICE/CBOT and a maximum of $332.75 million in aggregate value of debt securities convertible into stock of CBOE following its demutualization or other conversion event. The election of debt securities of both ICE and CBOE are subject to proration in the event that the maximum amount of available securities is oversubscribed, with any remainder to be paid in cash.
     The transactions contemplated by the Agreement, as amended by the Amendment, are contingent on completion of the proposed merger of ICE and CBOT Holdings; approval by a majority of CBOT Holdings stockholders, a majority of the voting power of the CBOT Series B-1 and B-2 members, and a majority of CBOE members; and are conditioned on regulatory and judicial approvals. To be eligible for the above consideration, a CBOT Eligible Full Member must possess the following required interests: (1) 27,338 shares of Class A Common Stock, par value $0.001 per share, of CBOT Holdings; (2) a Class B, Series B-1 Membership of CBOT

Exchange and (3) a CBOE exercise right privilege (ERP). For purposes of this determination, a CBOT Eligible Full Member will be deemed to “possess” the required interests through possession by ownership, lease, or, in the case of shares, by pledge or assignment agreement relating to such shares where the owner of such shares is precluded from selling or transferring the shares during the term of such pledge or assignment agreement.
     A copy of the press release announcing, among other things, that ICE and CBOE entered into the Amendment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     The following exhibit is filed as part of this Current Report on Form 8-K:
99.1	Press Release dated June 12, 2007.
Forward-Looking Statements - Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding IntercontinentalExchange, Inc., CBOT Holdings, Inc., and the combined company after the completion of the possible merger that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the merger transaction involving ICE and CBOT, including future strategic and financial benefits, the plans, objectives, expectations and intentions of ICE following the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of ICE’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ materially from those expressed or implied in such forward-looking statements regarding the success of the proposed transaction: the failure of CBOT to accept ICE’s proposal and enter into definitive agreements to effect the transaction, the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; superior offers by third parties; the requisite approvals provided for under the Agreement dated May 30, 2007 by and between ICE and the Chicago Board Options Exchange (“CBOE”), and the performance of the obligations under such Agreement; the ability to obtain governmental approvals and rulings on or regarding the transaction on the proposed terms and schedule; the failure of ICE or CBOT stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending and third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in ICE’s filings with the Securities and Exchange Commission (the “SEC”), including ICE’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC on February 26, 2007 and ICE’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, as filed with the SEC on May 4, 2007.
You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.
Important Information About the Proposed Transaction and Where to Find It:
This material relates to a business combination transaction with CBOT proposed by ICE, which may become the subject of a registration statement filed with the SEC. This material is not a substitute for the joint proxy statement/prospectus that CBOT and ICE would file with the SEC if any agreement is reached or any other documents which ICE may send to stockholders in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. ICE intends to file a proxy statement in connection with the special meeting of CBOT stockholders and the special meeting of the members of Board of Trade of the City of Chicago, Inc. (the “Exchange”), both scheduled for July 9, 2007, at which the CBOT stockholders and Exchange members will consider the CBOT merger agreement with CME and other related matters. CBOT stockholders and Exchange members are strongly advised to read that proxy statement and other related documents when they become available, as they will contain important information. Investors will be able to obtain a free copy of the proxy statement with respect to the special meeting and the proxy statement/prospectus, if and when such documents become available, and related documents filed by ICE or CBOT without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive proxy statement with respect to the special meeting and the final proxy statement/prospectus, if and when such documents become available, may be obtained, without charge, from ICE by directing a request to ICE at 2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia, 30328, Attention: Investor Relations; or by emailing a request to ir@theice.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation:
In addition to ICE, all of the directors of ICE may potentially be participants in the foregoing proxy solicitations. The following officers and employees of ICE may also potentially be participants in the foregoing proxy solicitations: Jeffrey C. Sprecher (Chairman and Chief

Executive Officer), Charles A. Vice (President, Chief Operating Officer), David S. Goone (Senior Vice President, Chief Strategic Officer), Scott A. Hill (Senior Vice President, Chief Financial Officer), Edwin D. Marcial (Senior Vice President, Chief Technology Officer), Johnathan H. Short (Senior Vice President, General Counsel and Corporate Secretary), Richard V. Spencer (Vice Chairman), Kelly L. Loeffler (Vice President, Investor Relations and Corporate Communications), Andrew J. Surdykowski (Vice President, Assistant General Counsel), Thomas W. Farley (President and Chief Operating Officer, NYBOT) and David J. Peniket (President and Chief Operating Officer, ICE Futures).
You can find information about ICE and ICE’s directors and executive officers in ICE’s Annual Report on Form 10-K, filed with the SEC on February 26, 2007 and in ICE’s proxy statement for its 2007 annual meeting of stockholders, filed with the SEC on March 30, 2007.
Other than 1,000 shares of CBOT Class A Common Stock owned by ICE and 22 shares of CME Class A Common Stock owned by Charles R. Crisp through a managed account, neither ICE nor any of the other potential participants in either of these proxy solicitations has any interest, direct or indirect, by securities holdings or otherwise, in CBOT Holdings, Inc. or Chicago Mercantile Exchange Holdings Inc. None of the potential participants will receive any special compensation in connection with either of these proxy solicitations.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINETALEXCHANGE, INC.
/s/ Johnathan H. Short
Johnathan H. Short
Senior Vice President & General Counsel

Date: June 14, 2007